                                                       PROSPECTUS MARCH 23, 2001


JPMORGAN FUNDS
INSTITUTIONAL CLASS SHARES


SMALL CAP EQUITY FUND



                                               THE SECURITIES AND EXCHANGE
                                               COMMISSION HAS NOT APPROVED OR
                                               DISAPPROVED THESE SECURITIES OR
                                               DETERMINED IF THIS PROSPECTUS IS
                                               TRUTHFUL OR COMPLETE. ANY
                                               REPRESENTATION TO THE CONTRARY IS
                                               A CRIMINAL OFFENSE.


                                               [JPMORGAN Fleming LOGO]
                                               ASSET MANAGEMENT

Small Cap Equity Fund.......................................   1
The Funds' Investment Adviser...............................   8
How Your Account Works......................................   9
Buying Fund Shares..........................................   9
Selling Fund Shares.........................................   9
Exchanging Fund Shares......................................  10
Other Information Concerning the Funds......................  10
Distributions and Taxes.....................................  11
What the Terms Mean.........................................  12
Financial Highlights of the Funds...........................  14
How To Reach Us.....................................  Back cover

                                                  JPMORGAN SMALL CAP EQUITY FUND

THE FUND'S OBJECTIVES

The Fund seeks capital growth over the long term.

THE FUND'S MAIN
INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index stocks. Market capitalization is the total market value of a company's shares.

The Fund's advisers use an active equity management style focused on companies with above market average price-earnings ratios and price-book ratios, below-average dividend yield and above-average market volatility. The Fund will focus on companies with high quality management, a leading or dominant position in a major product line, new or innovative products and service, or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The advisers use a disciplined stock selection process which focuses on identifying attractively valued companies with positive business fundamentals. The Fund combines growth and value styles of investing.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

The Fund is currently closed to new investors. You may only buy shares in this Fund through an account established before November 30, 1998. The Fund may modify or eliminate this policy at any time.

The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

FREQUENCY OF TRADING

THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

The Fund's equity holdings may include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government obligations.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security,

JPMORGAN SMALL CAP EQUITY FUND

index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Small Cap Equity Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which

                                                  JPMORGAN SMALL CAP EQUITY FUND

could have a negative effect on the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or underlying loans. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

JPMORGAN SMALL CAP EQUITY FUND

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the S&P SmallCap 600 Index, a widely recognized market benchmark, and the Lipper Small-Cap Core Funds Index.

The performance for the period before Institutional Class shares were launched in May 1996 is based on the performance of Class A shares of the Fund.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

PAST PERFORMANCE DOES NOT PREDICT HOW THIS FUND WILL PERFORM IN THE FUTURE.

THE BARS FOR 1995-1996 ARE BASED UPON THE PERFORMANCE FOR CLASS A SHARES OF THE FUND.

[BAR CHART]

1995  54.04%
1996  29.18%
1997  18.15%
1998   3.71%
1999  14.37%
2000  14.80%

BEST QUARTER     19.51%

      4th quarter, 1998

WORST QUARTER   -21.04%

      3rd quarter, 1998

                                                  JPMORGAN SMALL CAP EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 2000

                                                                  SINCE
                                                                  INCEPTION
                                      PAST 1 YEAR   PAST 5 YEARS  (12/20/94)
 INSTITUTIONAL CLASS SHARES              14.80%       15.76%        22.04%
 S&P SMALLCAP 600 INDEX                  11.80%       13.57%        16.15%
 LIPPER SMALL-CAP CORE FUNDS INDEX        6.93%       12.44%        15.28%

JPMorgan Small Cap Equity Fund

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

NONE

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                 TOTAL ANNUAL
                           MANAGEMENT   DISTRIBUTION OTHER       FUND OPERATING
 CLASS OF SHARES           FEE          (12B-1) FEES EXPENSES    EXPENSES
 INSTITUTIONAL CLASS       0.65%        NONE         0.47%#      1.12%#

* THE TABLE IS BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

# RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE
  ARRANGEMENTS.

THE ACTUAL OTHER EXPENSES ARE CURRENTLY EXPECTED TO BE 0.23% AND TOTAL ANNUAL FUND OPERATING EXPENSES ARE NOT EXPECTED TO EXCEED 0.88%. THAT'S BECAUSE J.P. MORGAN FLEMING ASSET MANAGEMENT (USA), INC. (JPMFAM (USA)) AND SOME OF THE FUND'S OTHER SERVICE PROVIDERS HAVE VOLUNTEERED NOT TO COLLECT A PORTION OF THEIR FEES AND TO REIMBURSE OTHERS. JPMFAM (USA) AND THESE OTHER SERVICE PROVIDERS MAY END THIS ARRANGEMENT AT ANY TIME.

THE TABLE DOES NOT REFLECT CHARGES OR CREDITS WHICH YOU MIGHT INCUR IF YOU INVEST THROUGH A FINANCIAL INSTITUTION.

                                                  JPMORGAN SMALL CAP EQUITY FUND

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000

- you sell all your shares at the end of the period

- your investment has a 5% return each year

- you reinvest all your dividends, and

- the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual cost may be higher or lower, based on these assumptions, your cost would be:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 INSTITUTIONAL CLASS SHARES     $114       $356        $617        $1,363

FUNDS' INVESTMENT ADVISER

J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) is the investment adviser to the Funds and makes the day-to-day investment decisions for each Fund. JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMFAM (USA) provides the Funds with investment advice and supervision. JPMFAM (USA) provides discretionary investment services to institutional clients and is located at 1211 Avenue of the Americas New York, NY 10036.

Prior to February 28, 2001 the adviser to the Funds was The Chase Manhattan Bank (Chase). During the most recent fiscal year ended, Chase was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

                        FISCAL YEAR
FUND                    ENDED         %
SMALL CAP EQUITY FUND   10/31/00      0.65%

THE PORTFOLIO MANAGERS

SMALL CAP EQUITY FUND

Henry Lartigue and Juliet Ellis, Senior Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund's portfolio. Mr. Lartigue began his career as a securities analyst at JPMFAM (USA) in 1984. Mr. Lartigue then worked as an Equity Fund Manager until 1992. From July 1992 to June 1994, he worked as an independent registered investment adviser. He returned to JPMFAM
(USA) in 1994. Ms. Ellis has worked for JPMFAM (USA) since 1987 as an analyst and portfolio manager. Before joining JPMFAM (USA) she worked for Merrill Lynch, Pierce, Fenner & Smith as a financial consultant. Both have been managing the Fund since August 1999.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Institutional shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange, each day the Funds are accepting purchase orders. You'll pay the next NAV calculated after the J.P. Morgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

Only qualified investors can buy these shares. The list of qualified investors includes institutions, trusts, partnerships, corporations, retirement plans and fiduciary accounts opened by banks, trust companies or thrift institutions which exercise investment authority over such accounts.

You can buy shares only through financial service firms, such as broker-dealers and banks that have an agreement with the Funds. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the J.P. Morgan Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional shares must be paid for by federal funds wire. If the J.P. Morgan Funds Service Center does not receive federal funds by 4:00 p.m. Eastern time on the day of the order, the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the J.P. Morgan Funds Service Center at 1-800-622-4273.

MINIMUM INVESTMENTS

Investors must buy a minimum $1,000,000 worth of Institutional Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Shares of other J.P. Morgan Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion.

SELLING FUND SHARES

When you sell your shares you'll receive the next NAV calculated after the J.P. Morgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the J.P. Morgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

HOW YOUR ACCOUNT WORKS

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

SELLING SHARES

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm which Funds you want to sell. They'll send all necessary documents to the J.P. Morgan Funds Service Center.

THROUGH THE J.P. MORGAN FUND'S
SERVICE CENTER

Call 1-800-622-4273. We'll send the proceeds by wire only to the bank account on our records.

EXCHANGING SHARES

You can exchange your Institutional shares for shares in certain other J.P. Morgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-622-4273 for details.

You should not exchange shares as means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the J.P. Morgan Funds Service Center or your investment representative.

OTHER INFORMATION
CONCERNING THE FUNDS

We may close your account if the balance in all J.P. Morgan Funds (except money market funds) falls below $1,000,000. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the J.P. Morgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

                                                          HOW YOUR ACCOUNT WORKS

J.P. Morgan Fund Distributors Inc. (JPM), is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMFAM
(USA).

The Trust has agreements with certain shareholder servicing agents (including JPMFAM (USA)) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Institutional Shares of each Fund held by investors serviced by the shareholder servicing agent.

JPMFAM (USA) and/or JPM may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by customers of those shareholder servicing agents.

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive different amount for each class.

JPMFAM (USA) and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. This information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

The Bond Fund II and Intermediate Bond Fund declare dividends daily. The Strategic Income Fund, Short-Term Bond Fund II declare dividends monthly. The Balanced Fund, Core Equity Fund, Equity Growth Fund, Equity Income, Large Cap Equity Fund and Growth and Income Fund distribute any net investment income at least quarterly. The Focus Fund, Capital Growth Fund, Small Cap Equity Fund and Dynamic Small Cap Fund distribute any net investment income at least semi-annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

HOW YOUR ACCOUNT WORKS

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Growth and Income Fund, Focus Fund, Capital Growth Fund, Small Cap Equity Fund and Dynamic Small Cap Fund expect that their distributions will consist primarily of capital gains.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

WHAT THE TERMS MEAN

COLLATERALIZED MORTGAGE OBLIGATIONS: debt securities that are collateralized by a portfolio of mortgages or mortgage-backed securities.

DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments.

DEPOSITARY RECEIPTS: instruments which are typically issued by financial institutions and which represent ownership of securities of foreign corporations. Depositary receipts are usually designed for use on U.S. and European securities exchanges.

DISTRIBUTION FEE: covers the cost of the distribution system used to sell shares to the public.

FUNDAMENTAL RESEARCH: method which concentrates on "fundamental" information about an issuer such as its financial statements, history, management, etc.

GROWTH APPROACH: approach which focuses on identifying securities of companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

LIQUIDITY: the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

                                                          HOW YOUR ACCOUNT WORKS

MATURITY: the length of time until the issuer who sold a debt security must pay back the principal amount of the debt.

MORTGAGE-RELATED SECURITIES: securities that directly or indirectly represent an interest in, or are secured by and paid from, mortgage loans secured by real property.

OTHER EXPENSES: miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later at a set price. The price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

STRIPPED OBLIGATIONS: debt securities which are separately traded interest-only or principal-only components of an underlying obligation.

VALUE APPROACH: approach which focuses on identifying securities that the advisers believe are undervalued by the market as measured by certain financial formulas.

FINANCIAL HIGHLIGHTS


The Financial Highlights tables are intended to help you understand the Funds' financial performance for the periods for the past five years (or for the periods since shares were first offered). The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).

The tables set forth below provide selected per share data and ratios for one Institutional Class share outstanding throughout each period shown.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Reports to Shareholders for the fiscal year ended October 31, 2000 for the Small Cap Equity, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Funds or their Shareholder Servicing Agent.

The financial statements, which include the financial highlights, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

JPMORGAN SMALL CAP EQUITY FUND*

                                                          Year        Year        Year        Year  5/7/96**
                                                         Ended       Ended       Ended       Ended   Through
PER SHARE OPERATING PERFORMANCE:                      10/31/00    10/31/99    10/31/98    10/31/97  10/31/96
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $23.10      $20.59      $23.71      $19.22    $18.44
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 (0.05)@     (0.02)@     (0.02)       0.03      0.02
  Net gains or losses in securities (both realized
  and unrealized)                                        8.12        2.70       (2.46)       4.75      0.76
                                                        -----       -----       -----       -----     -----
  Total from investment operations                       8.07        2.68       (2.48)       4.78      0.78
Less distributions:
  Dividends from net investment income                                                                   --
  Distributions from capital gains                       2.65        0.17        0.64        0.29        --
                                                        -----       -----       -----       -----     -----
  Total distributions                                    2.65        0.17        0.64        0.29        --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $28.52      $23.10      $20.59      $23.71    $19.22
------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                            37.94%      13.06%     (10.64%)     25.15%     4.23%
============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                     $383        $269        $254        $307       $52
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------
Expenses                                                 0.88%       0.88%       1.04%       1.10%     1.10%
------------------------------------------------------------------------------------------------------------
Net investment income                                   (0.20%)     (0.07%)     (0.09%)      0.13%     0.27%
------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and
earnings credits                                         1.13%       1.13%       1.13%       1.14%     1.27%
------------------------------------------------------------------------------------------------------------
Net investment income without waivers,
reimbursements and earnings credits                     (0.45%)     (0.32%)     (0.48%)      0.09%     0.10%
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    75%         92%         74%         55%       78%
------------------------------------------------------------------------------------------------------------

*  Formerly Chase Vista Small Cap Equity Fund.

** Commencement of offering of class of shares.

@  Calculated based on average shares outstanding.

#  Short periods have been annualized.

HOW TO REACH US

MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUND SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.chasevista.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-5151

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039


      -C- 2001 J.P. Morgan Chase & Co. All Rights Reserved. February 2001


                                                                   PSSSC-1-301 X